SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 16, 2006

The New York Times Company

(Exact name of Registrant as Specified in Its Charter)

New York	1-5837	13-1102020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

229 West 43rd Street, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

On February 16, 2006, at a regularly scheduled meeting of the Board of Directors (the “Board”) of The New York Times Company (the “Company”), on the recommendation of the Company’s Compensation Committee, the Board approved amendments to the Company’s 1991 Executive Stock Incentive Plan and 1991 Executive Cash Bonus Plan (the “Plans”). The amendments were made to comply with the provisions of Section 409A of the U.S. Internal Revenue Code of 1986, as amended, and are effective as of January 1, 2005.

Copies of the amended Plans are attached to this Current Report on Form 8-K as Exhibit 10.1 and 10.2 and are incorporated by reference herein.

At the February 16, 2006, Board meeting, on the recommendation of the Company’s Nominating & Governance Committee, the Board approved the following changes to compensation to be paid to non-employee directors. Effective April 1, 2006, non-employee directors will receive a $35,000 annual retainer, and Company-provided life insurance of $100,000 will be discontinued.  In addition, each of the non-employee directors of the Company, as applicable, will receive the following compensation for 2006, which is unchanged from 2005:  (a) $2,000 for attendance at each Board or Committee meeting, (b) $1,500 for attendance at each informal Committee information session, and (c) in the case of an Audit Committee member $1,500 for participation in each quarterly pre-earnings release telephone call. The Company also matches charitable donations by non-employee directors in an aggregate amount of up to $4,500 per annum. The Chair of each Board Committee and the Presiding Director receive an additional $10,000 annual retainer. In 2005, on the date of the annual meeting, each non-employee director received options to acquire 4,000 shares of the Company’s Class A stock at an exercise price equal to the market value at the time of grant and a grant of phantom stock units under the Company’s Non-Employee Director Deferral Plan with a value, at the time of grant, of $30,000. It is anticipated that comparable grants of options and phantom stock units will be made to non-employee directors on the date of the 2006 annual meeting.

ITEM 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	The New York Times Company’s 1991 Executive Stock Incentive Plan, as amended

Exhibit 10.2	The New York Times Company’s 1991 Executive Cash Bonus Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: February 17, 2006	By:	/s/ Rhonda L. Brauer
Rhonda L. Brauer
Secretary and Corporate Governance Officer

Exhibit List

Exhibit 10.1	The New York Times Company’s 1991 Executive Stock Incentive Plan, as amended

Exhibit 10.2	The New York Times Company’s 1991 Executive Cash Bonus Plan, as amended